Exhibit 99.1
Friday, July 29, 2011 Medco Extra: Medco, Express Scripts to merge Last week, Express Scripts and Medco announced that they entered into a definitive merger agreement. The merger will combine the expertise of two complementary pharmacy benefit managers (PBMs) to accelerate efforts to lower the cost of prescription drugs and improve the quality of care for Americans. Read comments from Dave Snow, Medco Chairman and CEO, and George Paz, Express Scripts Chairman, and learn about two new communication tools Medco has launched to address employees’ questions and concerns regarding what’s changing, how and when the changes will occur and what it means to them. Also, view highlights of Medco’s second quarter earnings results. Click here to access.

Merger communication resources available Many employees may have questions and concerns about what’s changing as a result of the merger, how and when changes will occur and what it means to them. Medco is committed to ongoing communication as we move through the upcoming shareholder and regulatory review processes. Toward this goal, we have introduced two communication tools — a Merger Questions mailbox for employee inquiries and an intranet site (pictured) containing up-to-date information and frequently asked questions. Send your questions to: Medco Merger Questions in the Global Address Book Intranet site address: https://communications.medco. com/merger JULY 29, 2011 Medco, Express Scripts to merge Total gaps in care closed this year Medco Meter The meter highlights the year-todate total gaps closed by our Specialist Pharmacists on the phone, via RationalMed and medco.com. It includes all TRCs but does not include the therapies managed by Accredo. 1 1 9 2 4 2 4 Last week, Express Scripts and Medco announced that they entered into a definitive merger agreement. The merger will combine the expertise of two complementary pharmacy benefit managers (PBMs) to accelerate efforts to lower the cost of prescription drugs and improve the quality of care for Americans. “The combined company will make us increasingly competitive, achieving major additional cost savings measured through lower drug acquisition costs, higher generic dispensing rates, improved formulary compliance, faster adoption of biosimilars and by encouraging use of the lowest-cost, highestvalue channels of distribution, including mailorder,” said Medco Chairman and CEO Dave Snow. “The cost and quality of healthcare is a great concern to all Americans; this is the right deal at the right time for the right reasons,” said George Paz, chairman and CEO of Express Scripts (at right in picture). “Companies like ours have a responsibility to provide the leadership and resources required to drive out waste in healthcare and provide the best care in the world. The merger with Medco will accelerate our efforts to create greater efficiencies in the healthcare system and better protect American families from the rising costs of prescription medicine while improving health outcomes.” “This continues Express Scripts’ commitment to strong growth, both organically and through strategic mergers and acquisitions. The opportunity with Medco represents an attractive strategic combination which will provide the opportunity to move forward with a wide array of tools and resources to accomplish our goals.” Snow commented: “Our organizations represent two great success stories in American business. We have each been successful in creating shareholder value because we are both passionate about driving value to our customers through service, innovation and a focus on cost and quality. We have a shared desire to improve the way healthcare is delivered in this country and I believe this creates a strong best-of-breed foundation, culturally, for a very successful merger.” This combination has been authorized by the boards of directors for each company, and is subject to shareholder approval and customary regulatory reviews — a process that is likely to take months. medco extra extra , , © 2011 Medco Health Solutions, Inc. All rights reserved. Medco is a registered trademark of Medco Health Solutions, Inc. About Express Scripts Express Scripts makes the use of prescription drugs safer and more affordable for tens of millions of consumers through thousands of employers, government, union and health plans. Founded in 1986, Express Scripts aligns its interests with those of plan sponsors and their members. Express Scripts is leading the way toward creating better health and value for patients through Consumerology®, the advanced application of the behavioral sciences to healthcare. Headquarters: St. Louis, Missour i Chairman & CEO: George Paz Number of employees: 13,170 Founded: 1986 2010 Fortune 500 rank: 55th 2010 net revenue: $45 billion Website: www.Express-Scripts.com medco extra page 2 Medco reported second-quarter 2011 GAAP diluted EPS of $0.85, up 10.4 percent compared to $0.77 for the second quarter of 2010. Adjusting for all amortization of intangible assets, second-quarter 2011 diluted earnings per share increased 10.3 percent to $0.96, up from $0.87 in the second quarter of 2010. “Medco’s second-quarter results are characterized by strong performance across the enterprise. We generated record revenues that include a 43.3 percent increase in service revenues driven primarily by UnitedBioSource Corp (UBC) and growth across our portfolio of service offerings. Record specialty operating income, continued strong performance in Medicare, and record generic mailorder volume and generic dispensing rates also contributed to our earnings per share growth this quarter. Importantly, our margin percentage profile is stable and expected to grow in the future,” said Dave Snow, chairman and chief executive officer of Medco. For 2011, annualized new-named sales total nearly $3.0 billion, up from our previously reported $1.7 billion and net-new sales for 2011 are $2.1 billion, up from our previously reported $1.5 billion. Our 2011 client retention rate remains at over 99 percent. “With the 2012 selling season still in progress, our annualized new-named sales for 2012 stand at more than $800 million. Net-new sales are currently negative for 2012 due to the previously announced transitions of the Federal Employee Health Benefits Program and CalPERS, and Universal American/Member Health and Bravo Health due to the previously announced acquisitions of these businesses. Due to trends in the industry from the expected growth in generics, specialty pharmacy, and personalized medicine, combined with UBC and our unique clinical model that reduces the total cost of healthcare for our clients, we are confident that we can drive meaningful long-term earnings growth,” concluded Snow. Medco announces second quarter results Earnings results at a glance Q2’ 11 vs. Q2’10 1H’11 vs. 1H’10 GAAP diluted EPS $0.85 +10.4% $1.65 +14.6% Diluted EPS, excluding all intangible amortization $0.96 +10.3% $1.86 +14.8% Net revenues (in millions) $17,074.0 +4.1% $34,093.5 +4.2% Gross margin percentage 6.5% unchanged 6.4% +0.1 percentage points EBITDA (in millions) $736.1 +0.8% $1,470.3 +3.8% Mail-order prescription volume (in millions) 27.7 +0.7% 55.3 +1.1% Generic mailorder prescription volume (in millions) 17.8 +6.0% 35.4 +7.3% Overall generic dispensing rate 73.4% +2.8 percentage points 73.2% +3.1 percentage points Accredo revenue (in millions) $3,185.5 +13.2% $6,260.0 +14.0 Accredo operating income (in millions) $132.8 +20.8% $253.4 +17.0% Cautionary Statement Regarding Forward-Looking Statements: This document contains “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements, as they relate to Medco Health Solutions, Inc. or Express Scripts, Inc., the management of either such company or the transaction, involve risks and uncertainties that may cause results to differ materially from those set forth in the statements. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Medco and Express Scripts undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about the business and future financial results of the pharmacy benefit management and specialty pharmacy industries, and other legal, regulatory and economic developments. We use words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future ,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance” and similar expressions to identify these forward-looking statements. Actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors, including, but not limited to, the possibility that (1) Medco and Express Scripts may be unable to obtain stockholder or regulatory approvals required for the merger or may be required to accept conditions that could reduce the anticipated benefits of the merger as a condition to obtaining regulatory approvals; (2) the length of time necessary to consummate the proposed merger may be longer than anticipated; (3) problems may arise in successfully integrating the businesses of Medco and Express Scripts; (4) the proposed merger may involve unexpected costs; (5) the businesses may suffer as a result of uncertainty surrounding the proposed merger; and (6) the industry may be subject to future risks that are described in SEC reports filed by Medco and Express Scripts. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of Medco and Express Scripts described in their respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the Securities and Exchange Commission. Additional Information and Where to Find It: In connection with the proposed merger, Express Scripts, Inc. will file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of Medco and Express Scripts, and a prospectus of Express Scripts, as well as other relevant documents concerning the proposed merger. Stockholders are urged to read the registration statement and the proxy statement/prospectus contained therein regarding the merger when they become available and any other relevant documents as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about Medco and Express Scripts, at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, in the Investor Relations portion of the Medco website at http://www.medcohealth.com under the heading “Investors” and then under “SEC Filings.” Copies of the proxy statement/prospectus and the SEC filings that will be incorporated by reference in the proxy statement/prospectus can also be obtained, free of charge, by directing a request to Investor Relations, 100 Parsons Pond Drive, Franklin Lakes, NJ, 07417, 201-269-3400. Participants in Solicitation: Medco and Express Scripts and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Medco in connection with the proposed merger. Information about the directors and executive officers of Medco and their ownership of Medco common stock is set forth in the proxy statement for the Medco 2011 annual meeting of stockholders, as filed with the SEC on Schedule 14A on April 8, 2011. Information about the directors and executive officers of Express Scripts and their ownership of Express Scripts common stock is set forth in the proxy statement for the Express Scripts’ 2011 annual meeting of stockholders, as filed with the SEC on Schedule 14A on March 21, 2011. Additional information regarding the interests of those persons and other persons who may be deemed participants in the merger may be obtained by reading the proxy statement/prospectus regarding the proposed merger when it becomes available. You may obtain free co pies of this document as described in the preceding paragraph.